Supplement to Spinnaker Variable Annuity® Prospectus
Supplement dated October 26, 2016
to Prospectus dated May 1, 2016 as supplemented

Discontinuation of Sales:

Effective February 1, 2017, Symetra Life Insurance Company ("Symetra Life") will discontinue sales of the Spinnaker Variable Annuity®, no longer allowing new sales of the contract. We will continue servicing existing contracts. As a current Owner, you may continue to make additional Purchase Payments to your contract subject to your contract's terms. You will still have all rights and benefits under the contract.

Discontinuation of Asset Allocation Models:

In connection with the discontinuation of sales of the Spinnaker Variable Annuity contract, Symetra Life will discontinue our arrangement with The Pacific Financial Group and no longer make asset allocation models available for use by contract Owners. If you have elected a model, your Contract Value and Purchase Payments will continue to be allocated in accordance with the allocation percentages we have on record until you tell us otherwise. New allocation models will not be made available. You should consult your financial advisor to determine if your allocations still meet your needs.